                                                                   Exhibit 10.13

                                 FIRSTRUST BANK

                                                                   Direct Dial#:
                                                                  (610) 238-5018

Irrevocable Letter of Credit No. 155

Issue Date:   October 19, 1999

Expiration Date:   October 19, 2000

Amount:   $122,000.00

Beneficiary                                              APPLICANT
COMMONWEALTH OF                                          MICHAEL A. KARP T/A
PENNSYLVANIA                                             ATX TELECOMMUNICATIONS
                                                         50 Monument Road
                                                         Bala Cynwyd, PA 19004

     We hereby establish this Irrevocable Letter of Credit No. 155 in favor of the aforesaid addressee ("Beneficiary") for drawings up to United States One Hundred Twenty-Two Thousand and 00/100 (U.S. $122,000.00) Dollars effective immediately. This Letter of Credit is issued, presentable and payable at our office at Firstrust Savings Bank, 15 East Ridge Pike, Fourth Floor, Conshohocken, Pennsylvania, 19428, and expires with our close of business on October 19, 2000.

     The term "Beneficiary" includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator.

     We hereby undertake to promptly honor your sight draft(s) drawn on us accompanied by an Affidavit signed by the Prothonotary or other duly authorized officer of Commonwealth Court, such that Applicant has failed to pay within ten
(10) days such sums of money due and owing pursuant to a final, non-appealable Order of the Commonwealth Court and referencing our Letter of Credit No. 155, for all or any part of this Credit if presented at our office specified in the first paragraph hereof on or before the expiry date or any automatically extended expiry date.

     Except as expressly stated herein, this undertaking is not subject to any agreement, condition or qualification. The obligations of Firstrust Savings Bank under this Letter of Credit is the individual obligation of Firstrust Savings Bank and is in no way contingent upon reimbursement with respect thereto.

     It is a condition of this Letter of Credit that it is deemed to be automatically extended without amendment for one year from the expiry date hereof, or any future expiration date, unless thirty (30) days prior to any expiration date, we notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period.

     This Letter of Credit is subject to and governed by the laws of the Commonwealth of Pennsylvania and the 1983 revision of the Uniform Customs and Practice for

Letter of Credit No. 155
Page Two

Documentary Credits of the International Chamber of Commerce (publication no.
400) and, in the event of any conflict, the Laws of the Commonwealth of Pennsylvania will control. If this Letter of Credit expires during an interruption of business as described in Article 19 of said Publication No. 400, the bank hereby specifically agrees to effect payment if this Letter of Credit is drawn against within thirty (30) days after the resumption of business.

Very truly yours,

                 /s/ CARL M. GRENEN                                        /s/ WILLIAM F. BRUCKNER
-----------------------------------------------------       -----------------------------------------------------
                   Carl M. Grenen                                            William F. Bruckner
             Sr. Vice President, Finance                             Vice President, Commercial Lending

                                 FIRSTRUST BANK

                                  AMENDMENT TO
                    IRREVOCABLE LETTER OF CREDIT NUMBER 155

ORIGINAL ISSUE DATE:                             October 19, 1999

EXPIRATION DATE:                                 October 19, 2000

AMOUNT:                                          $122,000.00

BENEFICIARY                                      COMMONWEALTH OF PENNSYLVANIA

APPLICANT                                        MICHAEL A. KARP T/A ATX TELECOMMUNICATIONS
                                                 50 MONUMENT ROAD BALA CYNWYD, PA 19004

     WE HEREBY AMEND THE ABOVE REFERENCED IRREVOCABLE LETTER OF CREDIT AS
FOLLOWS:

         It is a condition of this Letter of Credit that it shall continue automatically during the pendency of the case of Michael Karp, Thomas Gravina and Debra Buruchian t/a ATX Telecommunications Services, Ltd., No. 426 F&R 1999. The pendency of this litigation shall be deemed to include appeals beyond Commonwealth Court. Once the above captioned case has been terminated, either through settlement, unappealed litigation or otherwise, the Letter of Credit may be returned through the filing of a motion with the Commonwealth Court and noticed to the Tax Litigation Section of the Office of Attorney General.

      /s/ WILLIAM F. BRUCKNER                       /s/ CARL M. GRENEN
------------------------------------       ------------------------------------
        William F. Bruckner                           Carl M. Grenen
  Vice President, Commercial Loans            Senior Vice President, Finance